Manor
Investment Funds

3rd Quarter Report
September 30, 2022
(Unaudited)

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900 800-787-3334
www.manorfunds.com

Managed by:
Smithbridge Asset Management, Inc.

Manor Investment Funds
15 Chester Commons
Malvern, PA 19355

September 30, 2022

Dear Fellow Shareholders:

Despite a rebound early in the quarter, both the stock and bond markets declined again. Concerns about aggressive tightening by the Fed, rising inflation, and slowing economic growth fueled the decline.

The Good, The Bad, and The Ugly

The Good, The Bad, and The Ugly was the third of a series of movies dubbed "Spaghetti Westerns" starring Clint Eastwood. Created by an Italian producer and director, this final installment is credited with launching Eastwood's career. The plot revolves around the search for confederate gold in the latter stages of the American Civil war as Eastwood (the Good) is confronted by two adversaries (the Bad and the Ugly). In the final sequence Eastwood faces a three-way duel. After a tense standoff, Eastwood prevails (of course), recovers the gold, and leaves the one surviving adversary to fend for himself.

I would not be surprised if our good investors feel as if they are also facing a three-way duel with bad central bank policy and ugly fiscal economic initiatives. The Fed badly misjudged inflationary pressures last year, and moved aggressively this year to raise interest rates and drain liquidity. But as the quarter began, investors began to think that the Fed had moved too aggressively and would soon be forced to reverse its rate hike schedule. Talk of this Fed "pivot" pushed the market sharply higher in July through mid-August. The rebound faltered when the Fed reaffirmed its rate hike schedule after ugly inflation data, and then raised rates by 75 basis points at its meeting in September. As the Fed pushed short rates higher longer-term rates declined, leading to an inverted yield curve, a highly reliable recession indicator.

Many commentators believe that market risks are elevated today due to years of bad macroeconomic policy by the Fed. Since the days of Alan Greenspan, the Fed has become increasingly involved in managing market outcomes. The belief that the Fed would serve as a market backstop took hold during Greenspan's tenure and was reinforced by Ben Bernanke who used the Fed balance sheet to create a wealth effect to support the markets and economy during the Great Financial Crisis. He greatly expanded the Fed balance sheet to inject liquidity into the markets, pushing interest rates to historically low levels. This policy, implemented around the world at Bernanke's urging, popularized Modern Monetary Theory which held that massive debt and currency expansion could support the markets and economy with no adverse effects. It all seemed to work for a while as the markets rallied for almost ten years fueled by artificially low interest rates and successive rounds of qualitative easing. Very few stopped to think that artificially low interest rates were not effective policy prescription, but an indicator of structural flaws in the global economy.

Policy moves from Washington contributed to the ugliness. From the outset, this administration has pursued an energy policy that stifled domestic energy production, crushed exports, and raised gasoline prices at the pump. As demand grew, the administration was forced to beg OPEC for an increase in production and make concessions to third-world dictators for additional supply. In a transparent effort to lower the price of gasoline, the administration initiated a substantial drawdown of our strategic petroleum reserve. The move did lower prices, and improved mid-term election prospects, but at a terrible weakening of our energy independence. Trillion dollar spending bills, including the inappropriately named Inflation Reduction Act that does nothing to reduce inflation, are now the norm. The debt-financed spending pushed federal debt to well over 100% of Gross Domestic Product (GDP). At these levels, a 1% increase in interest rates will add more than $250 billion to the federal deficit each year, and could trigger a "doom loop", a vicious cycle where more borrowing to pay interest generates more interest and more borrowing.

The Manor Fund

The Manor Fund declined 3.97% net of all fees and expenses, during the quarter ending September 30, 2022, outperforming both the S&P 500 index loss of 4.89% and comparable mutual funds, as measured by the average of Large-Cap Blend mutual funds tracked by Morningstar, loss of 4.91%. The Fund underperformed both the S&P 500 index, and the average of Large-Cap Blend mutual funds tracked by Morningstar during the trailing year with a return of –13.09% for the Fund compared to returns of –15.47% for the S&P 500 and –15.80% for comparable mutual funds. The Fund underperformed the S&P 500 index but outperformed comparable mutual funds during the trailing 3-year period with an annualized return of 6.78% for the Fund compared to an annualized return of 8.16% for the S&P 500 index, and 6.70% for the Lipper Large-Cap Core mutual fund index. The Fund underperformed the S&P 500 index and comparable mutual funds during the trailing 5-year and 10-year periods with returns of 4.24% and 8.23% for the Fund compared to 9.24% and 11.68% for the S&P 500 index and 7.87% and 10.62% for comparable mutual funds.

During the 3rd Quarter of 2022, the Fund was helped by strong performance from Devon Energy Corp., Lowes Companies, Inc., Microchip Technology, Cummins, Inc., and D.R. Horton. The shares of Devon Energy rose early in the quarter after the company reported revenue and earnings above expectations, and increased the quarterly dividend. The shares fell later as the market declined and as the Biden administration aggressively released oil from the strategic oil reserve in an effort to reduce gasoline prices at the pump. The company remained as the top performer in the portfolio despite these negative factors. The shares of Lowes also rose steadily early in the quarter as the market rebounded. The company reported earnings above expectations, but weak revenue growth, and guided revenue growth to the low end of prior guidance and earnings towards the top end of its range. The combined report was enough to limit the downside when the market declined later in the quarter. The shares of Microchip Technology rose sharply early in the quarter on strong operating results. The company reported earnings above expectations, strong revenue growth, and raised revenue and earnings guidance for the coming quarter. The shares of Cummins rallied through the early part of the quarter as the company reported revenue and earnings above expectations, and reaffirmed revenue guidance for the fiscal year. The shares preserved much of those gains when the market declined later in the quarter. The shares of D.R. Horton also outperformed the market to the upside early in the quarter. The company reported earnings above expectations, revenue that missed expectations, and lowered fiscal year revenue guidance. The stock managed to miss much of the market pullback later in the quarter despite the lackluster operating results.

Notable laggards during the 3rd Quarter of 2022 include Charter Communications, Applied Materials, Inc., Abbvie, Inc., Equinix, Inc., and Microsoft Corp. The shares of Charter Communications fell sharply early in the quarter after the company was hit with a substantial verdict in a wrongful death civil lawsuit. The company later reported revenue and earnings that exceeded expectations, but the operating results were not enough to reverse the downward trend in the stock. The shares of Applied Materials underperformed the market on both the upside early in the quarter and the downside later. Applied reported revenue and earnings that were better than expected, and reaffirmed revenue and earnings guidance for the coming quarter. The strong earnings results were offset, however, by management's gloomy commentary on near-term prospects for the chip industry. The shares of Abbvie were weak after the company lowered guidance for the quarter and fiscal year due to higher milestone payments for acquired R&D. Weakness in the shares continued

(Continued on page 10)

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance.

MANOR INVESTMENT FUNDS - MANOR FUND

Schedule of Investments - September 30, 2022

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS –91.3%		
Consumer Discretionary – 10.3%		
Booking Holdings*	91	149,532
D. R. Horton, Inc.	4,695	316,208
Lowes Companies	1,238	232,509
		698,249
Consumer Staples – 5.6%		
Kroger Company	3,309	144,769
PepsiCo, Inc.	1,421	231,992
		376,761
Energy – 10.8%		
Devon Energy	7,411	445,624
Valero Energy	2,721	290,739
		736,363
Financial – 10.6 %		
Chubb Corp.	827	150,415
J P Morgan	1,814	189,563
Metlife, Inc.	2,465	149,822
PNC Financial	1,535	229,360
		719,160
Health Care – 14.1%		
AbbVie, Inc.	1,945	261,039
AmerisourceBergen	1,375	186,079
CVS Health Corp.	1,352	128,940
Elevance Health	839	381,107
		957,165
Industrial – 7.6%		
Cummins, Inc.	1,209	246,044
Northrop Grumman	576	270,904
		516,948
Information Technology – 19.9%		
Applied Materials	3,885	318,298
Fidelity National	1,369	103,455
Microchip Tech	4,553	277,870
Microsoft Corp.	1,438	334,910
NetApp, Inc.	2,054	117,040
Skyworks Solutions	2,225	189,726
		1,351,299
Material – 5.7%		
Avery Dennison	2,396	389,829
		389,829
Communication Services – 2.2%		
Charter Comms. *	491	148,945
		148,945
Utility – 1.2%		
AES Corporation	3,674	83,032
		83,032
Real Estate Investment Trust – 3.3%		
Equinix, Inc.	399	226,967
		226,967
TOTAL COMMON STOCKS (Cost $ 3,464,313)		6,204,718
SHORT-TERM INVESTMENTS – 8.7%		
1st Amer. Gov. Fund	587,619	587,619
TOTAL SHORT-TERM INVESTMENTS (Cost $ 587,619)		587,619
TOTAL INVESTMENTS – 100.0% (Cost $ 4,051,932)		6,792,337
Other Assets less Liabilities – Less than 0.1%		686
NET ASSETS 100.0%		$ 6,793,023

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - MANOR FUND

Fund and Performance Information - September 30, 2022

(Unaudited)

Fund Performance



Investment Performance
vs. the S&P 500 and the Lipper Large-Cap Core Index
40%
30%
20%
10%
0%
-10%
-20%
-30%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Manor Fund
Lipper LC Core
S&P 500 Index

Quarter and Annualized Total Return for Periods Ending September 30, 2022

	Manor Fund	S&P 500 Index	Lipper LC Core Funds
3rd Quarter	**-3.97 %**	-4.89 %	-4.91 %
1-Year	**-13.09 %**	-15.47 %	-15.80 %
3-Year Annualized	**6.78 %**	8.16 %	6.70 %
5-Year Annualized	**4.24 %**	9.24 %	7.87 %
10-Year Annualized	**8.23 %**	11.68 %	10.62 %
Annualized since inception 9/26/95	**6.04 %**	8.96 %	7.13 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 1.25% for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Devon Energy	6.6 %
Avery Dennison	5.7 %
Elevance Health	5.6 %
Microsoft Corp.	4.9 %
Applied Materials	4.7 %

Top Industry Sectors

Industry	% of Net Assets
Info Technology	19.9 %
Health Care	14.1 %
Energy	10.8 %
Financial	10.6 %
Consumer Disc.	10.3 %

MANOR INVESTMENT FUNDS - GROWTH FUND

Schedule of Investments - September 30, 2022

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS – 98.8%		
Consumer Discretionary – 10.5%		
Amazon.com Inc.*	5,420	612,460
Dollar Tree, Inc.*	2,510	341,611
LKQ Corp.*	6,255	294,923
		1,248,994
Energy – 6.8%		
EOG Resources	3,357	375,078
Occidental Petrol	7,103	436,479
		811,557
Financial – 2.7%		
Chubb	1,768	321,564
		321,564
Health Care – 26.5%		
AbbVie, Inc.	2,616	351,093
Bristol-Myers	4,802	341,374
CVS Health Corp.	5,326	507,941
Eli Lilly & Co.	1,394	450,750
Regeneron Pharma*	575	396,100
Thermo Fisher	988	501,104
UnitedHealth	1,244	628,270
		3,176,632
Industrial – 6.5%		
Landstar System	2,326	335,804
United Rentals, Inc.*	1,640	442,997
		778,801
Information Technology – 34.6 %		
Akamai Tech., Inc.*	3,613	290,196
Apple, Inc.	10,107	1,396,788
Fidelity National	3,004	227,012
MKS Instruments	2,475	204,534
MasterCard Inc.	1,010	287,183
Microsoft Corp.	2,456	572,002
ON Semiconductor*	7,181	447,592
PTC, Inc.*	3,191	333,779
Qualcomm, Inc.	3,413	285,601
		4,144,687
Material – 3.5%		
Sherwin Williams	2,058	421,376
		421,376
Communication Services – 7.7%		
Alphabet Inc. Cl A*	3,580	342,427
Alphabet Inc. Cl C*	3,580	344,217
Charter Comm.*	775	235,096
		921,740
TOTAL COMMON STOCKS (Cost $6,435,379)		11,825,351
SHORT-TERM INVESTMENTS – 1.2%		
1st Amer. Gov. Fund	143,979	143,979
TOTAL SHORT-TERM INVESTMENTS (Cost $ 143,979)		143,979
TOTAL INVESTMENTS – 100.0% (Cost$ 6,579,358)		11,969,330
Other Assets less Liabilities – Less than 0.1%		2,687
NET ASSETS – 100.0%		11,972,017

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - GROWTH FUND

Fund and Performance Information - September 30, 2022

(Unaudited)

Fund Performance

Investment Performance
vs. the S&P 500 and Lipper Large-Cap Growth Index



50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Growth Fund
S&P 500 Index
Lipper LC Growth

Quarter and Annualized Total Return for Periods Ending September 30, 2022

	Growth Fund	S&P 500 Index	Lipper LC Growth Funds
3rd Quarter	**-3.95 %**	-4.89 %	-3.11 %
1-Year	**-8.76 %**	-15.47 %	-28.24 %
3-Year Annualized	**12.13 %**	8.16 %	7.68 %
5-Year Annualized	**10.57 %**	9.24 %	9.86 %
10-Year Annualized	**12.08 %**	11.68 %	12.04 %
Annualized since inception 6/30/99	**6.44 %**	6.19 %	4.71 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 0.99% for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Apple, Inc.	11.7 %
UnitedHealth Group	5.3 %
Amazon.Com, Inc.	5.1 %
Microsoft Corp.	4.8 %
CVS Health Corp.	4.2 %

Top Industry Sectors

Industry	% of Net Assets
Information Tech.	34.6 %
Health Care	26.5 %
Consumer Disc.	10.5 %
Communication	7.7 %
Energy	6.8 %

MANOR INVESTMENT FUNDS - BOND FUND

Schedule of Investments - September 30, 2022

(Unaudited)

Portfolio of Investments

Description	Face Amount	Value
U.S. GOVERNMENT BONDS – 90.1%		
U.S. Treasury 1.250 % Due 07-31-23	300,000	293,039
U.S. Treasury 2.500 % Due 08-15-23	225,000	221,994
U.S. Treasury 0.500 % Due 02-28-26	400,000	352,625
U.S. Treasury 1.500 % Due 08-15-26	150,000	135,527
U.S. Treasury 2.875 % Due 05-15-28	100,000	93,860
U.S Treasury 1.750 % Due 11-15-29	325,000	281,988
U.S Treasury 0.625 % Due 05-15-30	175,000	137,703
TOTAL U.S. GOVERNMENT BONDS (Cost $ 1,650,450)		1,516,736
SHORT-TERM INVESTMENTS – 8.6%		
1st American Treasury Obligation Fund	143,821	143,821
TOTAL SHORT-TERM INVESTMENTS (Cost $ 143,821)		143,821
TOTAL INVESTMENTS – 98.7% (Cost $ 1,794,271)		1,660,557
Other Assets less Liabilities – Net 1.3%		21,144
NET ASSETS - 100.0%		$ 1,681,701

SECURITY VALUATION:
Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Securities for which market quotations are not readily available may be fair valued under procedures adopted by the Fund's board. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximated market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

MANOR INVESTMENT FUNDS - BOND FUND

Fund and Performance Information - September 30, 2022

(Unaudited)

Fund Performance

Investment Performance vs. the Barclay's Int. Treasury Index and the Lipper Gov't Index



15%
10%
5%
0%
-5%
-10%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Bond Fund
Lipper US Gov't
Barclay's Int. Treasury

Quarter and Annualized Total Return for Periods Ending September 30, 2022

	Bond Fund	Lipper US Gov't Fund Index	Barclays Intermediate Treasury Index
3rd Quarter	**-2.79 %**	-4.85 %	-3.08%
1-Year	**-9.18 %**	-12.98 %	-9.23 %
3-Year Annualized	**-2.16 %**	-3.01 %	-1.72 %
5-Year Annualized	**-0.41 %**	-0.46 %	0.17 %
10-Year Annualized	**-0.45 %**	0.26 %	0.59 %
Annualized since inception 6/30/99	**1.40 %**	3.23 %	3.19 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 0.95% for the Fund.

Top Five Holdings

Security	% of Net Assets
US Treasury 0.500% Due 02-28-26	21.0 %
US Treasury 1.250% Due 07-31-23	17.4 %
US Treasury 1.750% Due 11-15-29	16.8 %
US Treasury 2.500% Due 08-15-23	13.2 %
US Treasury 0.625% Due 05-15-30	8.2 %

(Continued from page 3)
despite operating results that exceeded earnings expectations. The shares of Equinix rose early in the quarter after the company reported earnings above expectations and strong revenue growth. The shares declined later in the quarter as the Fed moved to aggressively raise interest rates, raising financing costs for this real estate investment trust. The shares of Microsoft were weak through much of the quarter as interest rate increases weighed on much of the technology sector. Microsoft reported revenue and earnings that missed expectations, and commented that "unforeseen items" had an impact on financial results. The company also lowered operating guidance on its subsequent conference call.

During the quarter, we liquidated our position in Meta Platforms formerly known as Facebook. Meta has experienced slowing growth in Facebook users and is facing difficulties as it shifts its corporate focus to the metaverse. These headwinds contributed to disappointing quarterly results and reduced growth expectations.

The Growth Fund

The Manor Growth Fund declined 3.95% net of all fees and expenses, during the quarter ending September 30, 2022, outperforming the S&P 500 index decline of 4.89%, but under performing comparable mutual funds, as measured by the average of Large-Cap Growth mutual funds tracked by Morningstar, decline of 3.11%. The Fund outperformed both the S&P 500 index and the average of Large-Cap Growth mutual funds as tracked by Morningstar, over the trailing year with a return of –8.76% for the Fund, compared to –15.47% for the S&P 500 index, and –28.24% for the Morningstar average. The Fund also outperformed both the S&P 500 index and comparable mutual funds during the trailing 3-year, 5-year, and 10-year periods with returns of 12.13%, 10.57%, and 12.08% for the Fund, compared to 8.16%, 9.24%, and 11.68% for the index, and 7.68%, 9.86%, and 12.04% for the Morningstar average. The Fund returned 6.44% since inception, outperforming both the S&P 500 index return of 6.19%, and the Lipper Large-Cap Growth mutual fund index return of 4.71%.

During the 3rd Quarter of 2022, the Fund was helped by strong performance from ON Semiconductor Co., Regeneron Pharmaceuticals, Inc., United Rentals, Inc., Amazon.com, Inc., and Occidental Petroleum. The shares of ON Semiconductor rose steadily through much of the quarter. The company reported revenue and earnings that exceeded expectations, and raised earnings guidance for the coming quarter. The shares of Regeneron rose early in the quarter when the company reported revenue and earnings that exceeded expectations. The shares got a boost later in the quarter when the company announced positive results from two pivotal studies for promising drug treatments. The shares of United Rentals, among the weaker performers last quarter, rebounded after the company reported revenue and earnings above expectations, and raised revenue guidance for the fiscal year. The shares of Amazon, also among the weaker performers last quarter, rose when the company reported operating results. Amazon reported revenue and operating income above expectations and reaffirmed revenue guidance for the coming quarter. The shares got an added boost after the earnings conference call when management indicated that they saw improvements in many key operating metrics, including a step-up in consumer demand. The shares of Occidental Petroleum, a recent addition to the portfolio, performed well though much of the quarter. The company reported revenue and earnings that exceeded expectations, with substantial year-over-year revenue growth.

Notable laggards during the 3rd Quarter of 2022 include Charter Communications, Microsoft Corp., Dollar Tree, Inc., MKS Instruments, Inc., and Qualcomm, Inc. The shares of Charter Communications fell sharply early in the quarter after the company was hit with a substantial verdict in a wrongful death civil lawsuit. The company later reported revenue and earnings that exceeded expectations, but the operating results were not enough to reverse the downward trend in the stock. The shares of Microsoft were weak through much of the quarter as interest rate increases weighed on much of the technology sector. Microsoft reported revenue and earnings that missed expectations, and commented that "unforeseen items" had an impact on financial results. The company also lowered operating guidance on its subsequent conference call. The shares of Dollar Tree fell sharply after the company reported operating results. Dollar Tree missed earnings expectations despite an increase in revenues year-over-year. The company lowered earnings and revenue guidance for the coming quarter, and also reduced revenue and earnings guidance for the fiscal year. The shares of MKS Instruments were weak through the second half of the quarter, despite reporting decent operating results. The company reported revenue and earnings that exceeded expecta-

tions, and reaffirmed revenue and earnings guidance for the coming quarter. The company did not experience strong top-line revenue growth and this may have raised investor concerns about future growth prospects. The shares of Qualcomm were weak for much of the quarter. Qualcomm reported earnings above expectations and strong revenue growth, but lowered revenue guidance for the coming quarter. The stock moved lower later in the quarter following reports of a corporate lawsuit alleging that Qualcomm used a competitor's technology without permission.

The Bond Fund

The Manor Bond Fund declined 2.79%, net of all fees and expenses, during the quarter ending September 30, 2022, outperforming both the Bloomberg Barclay Intermediate US Treasury index loss of 3.08%, and the average U.S. Treasury fund tracked by Morningstar loss of 4.85% The Fund also outperformed both the Bloomberg Barclay Intermediate US Treasury index, and the average US Treasury mutual fund as tracked by Morningstar during the trailing year with a loss of 9.18% for the Fund compared to a loss of 9.23% for the Bloomberg index and a loss of 12.98% for the average fund tracked by Morningstar. The Fund underperformed the Bloomberg Barclay Intermediate Treasury index but outperformed the Morningstar average during the trailing 3-year and 5-year periods with a loss of 2.16% and 0.41%, compared to a loss of 1.72% and gain of 0.17% for the Barclay index, and a loss of 0.46% and gain of 0.26% for the average fund tracked by Morningstar. The Fund underperformed the average fund tracked by Morningstar and the Barclay index during the trailing 10-year period with a loss of 0.45% for the Fund, compared to a gain of 0.59% for the Bloomberg Barclay Intermediate Treasury index, and a gain of 0.26% for the average fund tracked by Morningstar. Performance reflects the relatively conservative position of the Fund's investment portfolio of US Treasury securities. Debt securities typically decline in value when interest rates rise.

The Good, or the Not So Bad or Ugly

It's hard to feel good in the face of high inflation, rising interest rates, aggressive tightening by the Fed, and conflicting economic policy out of Washington; and it is not surprising that many people feel that our country is heading in the wrong direction. The standard of living for the average taxpayer declined as inflation eroded the purchasing power of their income. Even if the rate of inflation declines, prices will remain at a much higher level that just few years ago. But the markets always seem to do just the opposite when investors become too pessimistic, and in that spirit, let's look at some positive factors. The job market is strong, with 3.5 million jobs created this year and unemployment at just 3.7%. By some estimates there are 11.2 million job openings verses 5.7 million unemployed. That is almost 2 openings for every job seeker, so there should not be a problem finding a job for those who want to work. Supply chain issues are dissipating as well, contributing to a rebound in the automobile market. Commodities prices are lower, with significant declines in lumber and copper, two important contributors to housing costs. Energy prices are also lower, but that may change when the drawdown of the strategic petroleum reserve is ended. While investor pessimism pushed the stock and bond markets lower, much of the bad news may already be priced in.

Despite this recent volatility, we are not in uncharted territory. Our financial markets have weathered adversity before, and the strength of our free-market economy is its ability to change and adapt. Our investment process is designed to build portfolios that can withstand these bouts of uncertainty, while remaining positioned to participate in the rebounds that inevitably occur. As in the past, we will continue to focus on strong, well-managed companies, trading at reasonable valuations that can adapt and change. That process has enabled us to build portfolios of good companies, while avoiding the bad and the ugly.

Sincerely,
Daniel A. Morris

Risks:
Mutual fund investing involves risk, including possible loss of principal amount invested. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. Foreign securities, foreign currencies, and securities issued by US entities with substantial foreign operation can involve additional risks.

Manor Investment Funds

Fund Office:
15 Chester County Commons
Malvern, PA 19355

610-722-0900 800-787-3334
www.manorfunds.com

Funds distributed by:
Foreside Funds Services, LLC
Three Canal Plaza
Suite 100
Portland, ME 04101

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.